Exhibit 10.1

Form of Amendment No. 1 to

Securities Purchase Agreement

This AMENDMENT NO. 1, dated as of March 23, 2012 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT (the “Securities Purchase Agreement”), dated as of March 21, 2012, by and among China Shen Zhou Mining & Resources, Inc., a Nevada corporation with headquarters located at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043, 86-010-8890-6927 (the ”Company”), and each of the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement shall be used herein as therein defined.

A. The Company and the Buyers entered into the Securities Purchase Agreement pursuant to which the Buyers agreed to purchase certain Preferred Shares and Warrants of the Company, upon the terms and subject to the conditions set forth therein.

B. As of time this Amendment is being executed, the Initial Closing has not yet occurred.

C. The Company and the Buyers now desire to amend the Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             AMENDMENTS

(a)           Form of Certificate of Designations. “Exhibit A” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A attached hereto.

(b)          Initial Closing. Section 1(b)(i) is hereby amended and restated as follows:

(i) Initial Closing. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 3:00 p.m., New York time, on the March 23, 2011 (as defined in the Warrants) (or such other date as is mutually agreed to by the Company and each Buyer).

(c) Securities Purchase Agreement. The definition of “Agreement” as defined in the Securities Purchase Agreement, is hereby amended to include this Amendment. The definition of “Securities Purchase Agreement”, as defined by each other Transaction Document, is hereby amended to include this Amendment.

2.             REPRESENTATIONS AND WARRANTIES

(a)           Buyer Bring Down. Each Buyer hereby makes the representations and warranties as to itself only as set forth in Section 2 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b)          Company Bring Down. The Company hereby makes the representations and warranties to the Buyers as set forth in Section 3 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

3.             CERTAIN COVENANTS

(a)           Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m. (but in no event prior to 9:15 a.m.), New York time, on the first Trading Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act and attaching this Amendment (including all attachments, the “8-K Filing”). From and after the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Amendment and the Transaction Documents.

4.             MISCELLANEOUS

(a)           Effective Time. Upon the execution hereof by the Company and the Buyers, this Amendment shall become effective as of the date first written above.

(b)          General. The provisions of Section 8 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(c)           Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d)          Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

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2

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

China Shen Zhou Mining & Resources, Inc.

By:
Name: Xiaojing Yu Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT